SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                                 ----------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) March 20, 2001
                                                       ---------------


                            STAN LEE MEDIA, INC.
                            --------------------
           (Exact name of registrant as specified in its charter)


                                  Colorado
                                  --------
                      (State or other jurisdiction of
                       incorporation or organization)

                                  0-28530
                           --------------------
                          (Commission File Number)

                                 84-1341980
                           --------------------
                              (I.R.S. Employer
                            Identification No.)


           15821 Ventura Boulevard, Suite 645, Encino, California
           ------------------------------------------------------
                  (Address of principal executive offices)


                                   91436
                           --------------------
                                 (Zip Code)

        Registrant's telephone number, including area code   (818) 461-1757
                                                           -------------------



Item 4.         Change in Registrant's Certifying Accountant

                On March 20, 2001, Stan Lee Media, Inc. (the "Company") was notified that its certifying accountant firm BDO Seidman, LLP had resigned. BDO Seidman, LLP resigned without providing the Company an opportunity to approve or disapprove their resignation. The accountants' report on the financial statements for the Company's fiscal years ended December 31, 1999 and 1998 expressed an unqualified opinion on those financial statements. During such fiscal years and the subsequent interim periods prior to their resignation, there were no disagreements with the former accounting firm on any matter of accounting principles or practices, financial disclosure or auditing scope of procedure, which disagreements, if not resolved to BDO's satisfaction, would have caused BDO to make reference to the subject matter of the disagreements in connection with BDO's reports.

                The Company will authorize the former accounting firm to respond fully to the inquiries of the successor accounting firm (if any) regarding the resignation.

Item 7.                         Exhibits

16.1     Letter from BDO Seidman, LLP, dated May 3, 2001.


                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                STAN LEE MEDIA, INC.


                                By:  /s/ Junko Kobayashi
                                     ----------------------------------------
                                         Junko Kobayashi
                                         Executive Vice President, Treasurer
                                         and Secretary

Date: May 4, 2001




                                                                  EXHIBIT 16.1



United States Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

We have read Item 4 of the Current Report on Form 8-K of Stan Lee Media, Inc. dated May 3, 2001 and agree with the statements made therein insofar as they relate to our Firm.



                                                 /s/ BDO Seidman, LLP
                                                     ----------------
                                                     BDO Seidman, LLP